                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 23, 1999
                                                        -----------------


                            TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant a specified in its Charter)


       Delaware                           0-17085                 95-3698422
       --------                           -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                    File Number)         Identification No.)



      14282 Franklin Avenue, Tustin, California                  92780-7017
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code        (714) 508-6000
                                                       --------------------

                                 not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On November 23, 1999, Techniclone Corporation, a Delaware corporation (the "Techniclone"), announced that it received net proceeds of about $305,000 from two institutional investors under its common stock equity line subscription agreement. Techniclone said it was able to access the funds under the equity line under a limited, one-time waiver agreement by the institutional investors. Techniclone also reported that the investors waived the requirement that the low closing bid price of its common stock not be less than 50 cents during the 10 days before the closing date for such funding, provided that the low closing bid price was not less than 40 cents a share during the 10-day period. Techniclone also said that it will use the net proceeds, as well as cash on hand, to continue operations at reduced levels through December.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial Statements of Business Acquired.   Not applicable.
                  ------------------------------------------

(b)               Pro Forma Financial Information.   Not applicable.
                  --------------------------------

(c)               Exhibits.
                  ---------

                  A      Press Release dated November 23, 1999.

                  B      Waiver Agreement dated as of November 18, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 1999                     TECHNICLONE CORPORATION


                                            By:  /s/ John N. Bonfiglio
                                                 ------------------------------
                                                 John N. Bonfiglio, Ph.D.
                                                 Interim President

                                INDEX TO EXHIBITS
                          TO CURRENT REPORT ON FORM 8-K

                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.        DESCRIPTION                                          PAGE
-----------        -----------                                          ----

A                  Press Release dated November 23, 1999                 5

B                  Waiver Agreement dated as of November 18, 1999        6

EXHIBIT A TO FORM 8-K

                     TECHNICLONE ANNOUNCES RECEIPT OF FUNDS

Tustin, Calif.--(BUSINESS WIRE)--Nov. 23, 1999--Techniclone Corporation (NASDAQ:TCLN), announced today that it has received net proceeds of approximately $305,000 from two institutional investors under its Common Stock Equity Line Subscription Agreement. Techniclone reported that it was able to access such funds under the Equity Line Agreement pursuant to a limited, one-time waiver agreement by the institutional investors, whereby the investors waived the requirement under the Equity Line Agreement that the low closing bid price of Techniclone Common Stock not be less than $.50 per share during the ten trading days immediately prior to the closing date for such funding, provided that the low closing bid price was not less than $.40 per share during such ten-day period. The net proceeds, together with remaining cash on hand, should enable the Company to continue operations at reduced levels through December 1999.

Company Overview: Techniclone Corporation is a biopharmaceutical focused on the development, commercialization and licensing of unique technologies for the treatment of cancer, primarily based on its "collateral targeting technologies." These technologies therapeutically target cell structures and cell types, rather than surface cancer cells, as a means to attack solid tumors, without causing damage to surrounding healthy tissue. The Company has three collateral technologies: CotaraTM, Vasopermeation Enhancement Agents (VEA), and Vascular Targeting Agents (VTA). The Company also has a direct tumor targeting agent called Oncolym(R) for the treatment of advanced non-Hodgkin's B-cell Lymphoma which has been licensed to Schering AG, Germany, which is now responsible for all existing and future Oncolym(R) clinical trial programs as well as marketing.

Safe Harbor Statement: This release may contain certain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ from the Company's expectations as a result of risk factors discussed in Techniclone's reports on file with the U.S. Securities and Exchange Commission, including, but not limited to, its report on Form 10-Q for the quarter ended January 31, 1999 and Form 10K for the year ended April 30, 1998.

EXHIBIT B TO FORM 8-K
                                WAIVER AGREEMENT

         THIS WAIVER AGREEMENT (this "Waiver Agreement") is entered into as of November 18, 1999, by and among Techniclone Corporation, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), The Tail Wind Fund, Ltd. ("Tail Wind") and Resonance Limited ("Resonance" and each of Tail Wind and Resonance are sometimes hereinafter referred to, individually, as a "Subscriber" and, collectively, as the "Subscribers").

                                    RECITALS:

         WHEREAS, the Company and the Subscribers are parties to that certain Regulation D Common Stock Equity Line Subscription Agreement, dated June 16, 1998 between the Company and the Subscribers, as amended to date (as so amended, (the "Subscription Agreement"), pursuant to which the Company has agreed, among other things, to sell and the Subscribers have agreed to purchase, from time to time, as provided in the Subscription Agreement, shares of the Company's Common Stock; and

         WHEREAS, the Company issued an Advance Call Notice (as defined in the Subscription Agreement) on November 4, 1999, specifying a Call Closing Date of November 19, 1999 upon which date the Subscribers will fund an aggregate of $337,500 to the Company in exchange for the issuance to the Subscribers of shares of Common Stock of the Company (the "November 1999 Call Closing"); and

         WHEREAS, the Subscription Agreement contains a provision which precludes the Company from accessing funds pursuant to the Subscription Agreement if the low closing bid price of the Common Stock of the Company is less than $.50 per share on any day during the ten trading day period prior to a Call Closing Date; and

         WHEREAS, the Company has requested that the Subscribers waive such condition precedent to accessing funds solely in connection with the November 1999 Call Closing and the Subscribers have agreed to waive in part such condition precedent subject to and in accordance with the terms set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Waiver Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         The Company and the Subscribers hereby agree that the price per share expressly stated in the Subscription Agreement in the definition of Hard Floor Price therein shall be deemed to be $0.40 per share instead of $0.50 per share, solely for purposes of the November 1999 Call Closing, which agreement shall not constitute a permanent amendment of the Subscription Agreement but shall instead be deemed a limited, one-time waiver of the $0.50 Hard Floor Price only to the extent that the low closing bid price of the Common Stock of the Company is not less than $.40 per share on any day during the ten trading day period prior to November 19, 1999. In addition, the Company hereby agrees to issue a press release no later than the date on which it receives the net proceeds from the November 1999 Call Closing, in substantially the form of Exhibit A attached hereto, and to file with the Securities and Exchange Commission a Current Report on Form 8-K with respect to same on the same date on which such press release is issued, which attaches this Waiver Agreement as an exhibit thereto. The Company further agrees to pay the expenses of counsel to The Tail Wind Fund, Ltd. expended in connection with this matter up to an amount not in excess of $5,000; which expenses may be deducted by The Tail Wind Fund, Ltd. from the funds to be deposited into escrow by The Tail Wind Fund, Ltd. pursuant to the November 1999 Call Closing. The Company hereby represents and warrants to the Subscribers that it is currently eligible to incorporate by reference the aforementioned Current Report on Form 8-K into the registration statement of the Company covering the shares of Common Stock issuable to the Subscribers pursuant to the November 1999 Call Closing (as such incorporation by reference is provided for therein), and that such registration statement is currently effective and no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.



                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGES]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                   TECHNICLONE CORPORATION


                                   By:  /s/ John N. Bonfiglio
                                        -----------------------------
                                        John N. Bonfiglio, Ph.D.,
                                        Interim President

                      Address:     Techniclone Corporation
                                   14282 Franklin Avenue
                                   Tustin, CA 92780
                                   Telephone No. (714) 508-6000
                                   Facsimile No. (714) 838-4094


                                   THE TAIL WIND FUND, LTD.

                                   By:  BRIGHTON HOLDINGS LIMITED,
                                        as sole director


                                   By: /s/Jason McCarroll   /s/ Mizpah A. Albury
                                      ------------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                          --------------------------------------


                                   BY:
                                      ------------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                         ---------------------------------------

                      Address:     The Tail Wind Fund, Ltd.
                                   Windermere House
                                   404 East Bay Street
                                   P.O. Box SS-5539
                                   Nassau, Bahamas
                                   Telephone No. (011) 44-171-468-7660
                                   Facsimile No. (011) 44-171-468-7657


                                   RESONANCE LIMITED


                                   By: /s/ Moishe Mandel
                                       ---------------------------
                                       Moishe Mandel, President

                      Address:     Resonance Limited
                                   c/o Isac Securities
                                   310 Madison Avenue, Suite 503
                                   New York, NY 10017
                                   Telephone No. (212) 692-9577
                                   Facsimile No. (212) 692-9598

                                   EXHIBIT "A"

                              FORM OF PRESS RELEASE

                     TECHNICLONE ANNOUNCES RECEIPT OF FUNDS

Tustin, Calif.--(BUSINESS WIRE)--Nov. 23, 1999--Techniclone Corporation (NASDAQ:TCLN), announced today that it has received net proceeds of approximately $305,000 from two institutional investors under its Common Stock Equity Line Subscription Agreement. Techniclone reported that it was able to access such funds under the Equity Line Agreement pursuant to a limited, one-time waiver agreement by the institutional investors, whereby the investors waived the requirement under the Equity Line Agreement that the low closing bid price of Techniclone Common Stock not be less than $.50 per share during the ten trading days immediately prior to the closing date for such funding, provided that the low closing bid price was not less than $.40 per share during such ten-day period. The net proceeds, together with remaining cash on hand, should enable the Company to continue operations at reduced levels through December 1999.

Company Overview: Techniclone Corporation is a biopharmaceutical focused on the development, commercialization and licensing of unique technologies for the treatment of cancer, primarily based on its "collateral targeting technologies." These technologies therapeutically target cell structures and cell types, rather than surface cancer cells, as a means to attack solid tumors, without causing damage to surrounding healthy tissue. The Company has three collateral technologies: CotaraTM, Vasopermeation Enhancement Agents (VEA), and Vascular Targeting Agents (VTA). The Company also has a direct tumor targeting agent called Oncolym(R) for the treatment of advanced non-Hodgkin's B-cell Lymphoma which has been licensed to Schering AG, Germany, which is now responsible for all existing and future Oncolym(R) clinical trial programs as well as marketing.

Safe Harbor Statement: This release may contain certain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ from Techniclone's expectations as a result of risk factors discussed in its reports on file with the U.S. Securities and Exchange Commission, including, but not limited to, its report on Form 10K for the year ended April 30, 1999 and its report on Form 10-Q for the quarter ended July 31, 1999.

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